As filed with the U.S. Securities and Exchange Commission on October 27, 2022
Registration No. 333-264941

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 8
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Vickers Vantage Corp. I
(Exact name of registrant as specified in its charter)
Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
1 Harbourfront Avenue, #16-06
Keppel Bay Tower, Singapore 098632
Singapore
(646) 974-8301
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jeffrey Chi
Chief Executive Officer
1 Harbourfront Avenue, #16-06
Keppel Bay Tower, Singapore 098632
Singapore
(646) 974-8301
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mitchell S. Nussbaum, Esq. Loeb & Loeb LLP 345 Park Avenue New York, NY 10154	Jeffrey T. Hartlin, Esq. Elizabeth A. Razzano, Esq. Paul Hastings LLP 1117 S. California Avenue Palo Alto, CA 94304

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement and the satisfaction or waiver of all other conditions under the Merger Agreement described herein.
If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 8 (“Amendment No. 8”) to the Registration Statement on Form S-4 (File No. 333-264941) of Vickers Vantage Corp. I (the “Registration Statement”) is being filed solely for the purpose of filing exhibits 5.1, 23.4 and 99.8 in Part II of this Amendment No. 8. This Amendment No. 8 does not modify any provision of the proxy statement/prospectus that forms a part of the Registration Statement. Accordingly, a proxy statement/prospectus has been omitted.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 20.   Indemnification of Directors and Officers.
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, fraud or the consequences of committing a crime. The Current Charter provides for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect.
We have entered into indemnification agreements with each of our officers and directors a form of which is filed as Exhibit 10.4 to our Registration Statement on Form S-1 that was declared effective by the SEC on January 6, 2021. These agreements require us to indemnify these individuals to the fullest extent permitted under Cayman Islands law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Pursuant to the Merger Agreement filed as Exhibit 2.1 to this Registration Statement, we have agreed to continue to indemnify our current directors and officers and have agreed to the continuation of director and officer liability insurance covering our current directors and officers.
It is anticipated that the New Scilex Board will, in connection with consummating the Business Combination, approve and direct New Scilex to enter into customary indemnification agreements with the persons intended to serve as directors and executive officers of New Scilex following the Business Combination.
Item 21.   Exhibits and Financial Statements Schedules
Exhibit	Description
1.1	Underwriting Agreement, dated January 6, 2021, by and among Vickers Vantage Corp. I and Maxim Group LLC (incorporated by reference to Exhibit 1.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).
1.2	Amendment to Underwriting Agreement, dated March 17, 2022, by and among Vickers Vantage Corp. I and Maxim Group LLC (incorporated by reference to Exhibit 1.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on March 21, 2022).
2.1#‡	Agreement and Plan of Merger, dated as of March 18, 2019, by and among Scilex Holding Company, Sigma Merger Sub, Inc., Semnur Pharmaceuticals, Inc., Fortis Advisors LLC, solely as the representative of the Equityholders and, solely with respect to Section 1.8(a), Section 3.11 and Article X, Sorrento Therapeutics, Inc.
2.2‡	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 7, 2019, by and among Semnur Pharmaceuticals, Inc., Scilex Holding Company, Sigma Merger Sub, Inc., Fortis Advisors, LLC, solely as the representative of the Equityholders and, solely with respect to Section 1.8(a), 3.11 and Article X of the Agreement and Plan of Merger, Sorrento Therapeutics, Inc.
2.3#‡	Bill of Sale and Assignment and Assumption Agreement, dated May 12, 2022, by and between Scilex Holding Company and Sorrento Therapeutics, Inc.
2.4^#‡	Asset Purchase Agreement, dated April 23, 2021, between Sorrento Therapeutics, Inc. and Aardvark Therapeutics, Inc., as assumed by Scilex Holding Company on May 12, 2022, pursuant to the Bill of Sale and Assignment and Assumption Agreement, dated as of such date, by and between Scilex Holding Company and Sorrento Therapeutics, Inc.

Exhibit	Description
2.5#	Agreement and Plan of Merger, dated as of March 17, 2022, by and among Vickers Vantage Corp. I, Vickers Merger Sub, Inc. and Scilex Holding Company (included as Annex A-1 to the proxy statement/prospectus contained in this registration statement).
2.6#	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 12, 2022, by and among Vickers Vantage Corp. I, Vickers Merger Sub, Inc. and Scilex Holding Company (included as part of Annex A‑2 to the proxy statement/prospectus contained in this registration statement).
3.1	Amended and Restated Memorandum and Articles of Association of Vickers Vantage Corp. I. (incorporated by reference to Exhibit 3.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).
3.2	Extension Amendment, dated as of June 30, 2022, to the Amended and Restated Memorandum and Articles of Association of Vickers Vantage Corp. I (incorporated by reference to Exhibit 3.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on July 5, 2022).
3.3	Form of Certificate of Incorporation of Vickers Vantage Corp. I (included as Annex B to the proxy statement/prospectus contained in this registration statement).
3.4	Form of Certificate of Designations of Scilex Holding Company (included as Annex I to the proxy statement/prospectus contained in this registration statement).
3.5	Form of Bylaws of Vickers Vantage Corp. I (included as Annex C to the proxy statement/ prospectus contained in this registration statement).
3.6‡	Form of Certificate of Domestication of Vickers Vantage Corp. I, to be filed with the Secretary of State of Delaware.
4.1	Specimen Unit Certificate of Vickers Vantage Corp. I (incorporated by reference to Exhibit 4.1 of Vickers’s Form S-1 (File No. 333-251352), filed with the SEC on December 15, 2020).
4.2	Specimen Ordinary Share Certificate of Vickers Vantage Corp. I (incorporated by reference to Exhibit 4.2 of Vickers’s Form S-1 (File No. 333-251352), filed with the SEC on December 15, 2020).
4.3	Specimen Warrant Certificate of Vickers Vantage Corp. I (incorporated by reference to Exhibit 4.3 of Vickers’s Form S-1 (File No. 333-251352), filed with the SEC on December 15, 2020).
4.4	Warrant Agreement, dated as of January 6, 2021, by and between Vickers Vantage Corp. I and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).
5.1	Opinion of Loeb & Loeb LLP.
8.1‡	Opinion of Loeb & Loeb LLP regarding tax matters.
10.1	Form of Letter Agreement, by and among Vickers Vantage Corp. I and each of Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd, and the officers and directors of Vickers (incorporated by reference to Exhibit 10.1 of Vickers’s Form S-1 (File No. 333-251352), filed with the SEC on December 15, 2020).
10.2	Investment Management Trust Agreement, dated as of January 6, 2021, by and between Vickers Vantage Corp. I and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.1 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).
10.3	Registration Rights Agreement, dated January 6, 2021, by and among Vickers Vantage Corp. I, Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd and certain security holders (incorporated by reference to Exhibit 10.2 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).

Exhibit	Description
10.4	Form of Amended and Restated Registration Rights Agreement, by and among Scilex Holding Company, Vickers Venture Fund VI Pte Ltd, Vickers Venture Fund VI (Plan) Pte Ltd, Sorrento Therapeutics, Inc. and certain security holders (included as Annex H to the proxy statement/prospectus contained in this registration statement).
10.5	Administrative Services Agreement, dated January 6, 2021, between Vickers Vantage Corp. I and Vickers Venture Partners (incorporated by reference to Exhibit 10.3 of Vickers’s Current Report on Form 8-K (File No. 001-39852), filed with the SEC on January 11, 2021).
10.6‡	Form of Indemnification Agreement of Scilex Holding Company.
10.7*‡	Scilex Pharmaceuticals, Inc. Amended and Restated 2017 Equity Incentive Plan.
10.8*‡	Form of Option Agreement and Stock Option Grant Notice under the Scilex Pharmaceuticals Inc. 2017 Equity Incentive Plan.
10.9*‡	Scilex Holding Company 2019 Stock Option Plan, as amended.
10.10*‡	Form of Option Agreement and Stock Option Grant Notice under the Scilex Holding Company 2019 Stock Option Plan, as amended.
10.11*	Scilex Holding Company 2022 Equity Incentive Plan (included as Annex D to the proxy statement/prospectus contained in this registration statement).
10.12*‡	Form of Stock Option Grant Notice and Stock Option Agreement under the Scilex Holding Company 2022 Equity Incentive Plan.
10.13*‡	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement under the Scilex Holding Company 2022 Equity Incentive Plan.
10.14*	Scilex Holding Company 2022 Employee Stock Purchase Plan (included as Annex E to the proxy statement/prospectus contained in this registration statement).
10.15	Sponsor Support Agreement, dated as of March 17, 2022, by and among Vickers Vantage Corp. I and certain stockholders. (included as Annex F-1 to the proxy statement/prospectus contained in this registration statement).
10.15.1	Amendment No. 1 to Sponsor Support Agreement, dated as of September 12, 2022, by and among Vickers Vantage Corp. I and certain stockholders. (included as Annex F-2 to the proxy statement/prospectus contained in this registration statement).
10.16	Company Stockholder Support Agreement, dated as of March 17, 2022, by and among Vickers Vantage Corp. I, Scilex Holding Company and Sorrento Therapeutics, Inc (included as Annex G to the proxy statement/prospectus contained in this registration statement).
10.17*‡	Offer Letter, dated as of April 19, 2019, between Scilex Pharmaceuticals Inc. and Jaisim Shah.
10.18*‡	Offer Letter, dated as of April 19, 2019, between Scilex Pharmaceuticals Inc. and Dmitiri Lissin.
10.19*‡	Offer Letter, dated as of March 29, 2019, between Scilex Pharmaceuticals Inc. and Suresh Khemani.
10.20*‡	Offer Letter, dated as of April 19, 2019, between Scilex Pharmaceuticals Inc. and Suketu Desai.
10.21*‡	Offer Letter, dated as of April 27, 2022, by and between Scilex Holding Company and Elizabeth Czerepak.
10.22^‡	Commercial Supply Agreement, dated as of February 16, 2017, by and among Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation.
10.23^‡	First Addendum to Commercial Supply Agreement, dated as of August 31, 2017, by and among Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation.
10.24^‡	Second Addendum to Commercial Supply Agreement, dated as of May 9, 2018, by and among Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation.

Exhibit	Description
10.25‡	Third Addendum to Commercial Supply Agreement, dated as of August 30, 2018, by and among Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation.
10.26#‡	Exclusive Distribution Agreement, dated as of August 6, 2015, by and among Scilex Pharmaceuticals Inc. and Cardinal Health 105, Inc.
10.27‡	Amendment to Exclusive Distribution Agreement, dated as of May 24, 2018, by and among Scilex Pharmaceuticals Inc. and Cardinal Health 105, Inc.
10.28#‡	Second Amendment to Exclusive Distribution Agreement, dated as of September 19, 2018, by and among Scilex Pharmaceuticals Inc. and Cardinal Health 105, Inc.
10.29‡	Third Amendment to Exclusive Distribution Agreement, dated as of October 1, 2021, by and among Scilex Pharmaceuticals Inc. and Cardinal Health 105, LLC (f/k/a Cardinal Health 105, Inc.).
10.30^#‡	Supply Agreement, dated as of December 17, 2015, by and between Genzyme Corporation and Semnur Pharmaceuticals, Inc. (incorporated by reference to Exhibit 10.33 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.31^‡	Product Development Agreement, dated as of May 11, 2011, by and between Scilex Pharmaceuticals, Inc. (as successor to Stason Pharmaceuticals, Inc.), Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.34 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.32‡	First Amendment to Product Development Agreement, dated as of April 2, 2013, by and between Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.35 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.33^‡	Second Amendment to Product Development Agreement, dated as of February 20, 2017, by and between Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.36 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.34^‡	Third Amendment to Product Development Agreement, dated as of August 29, 2018, by and between Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.37 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.35‡	Fourth Amendment to Product Development Agreement, dated as of December 13, 2019, by and between Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.38 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.36‡	Fifth Amendment to Product Development Agreement, dated as of April 30, 2021, by and between Scilex Pharmaceuticals Inc., Oishi Koseido Co., Ltd. and Itochu Chemical Frontier Corporation (incorporated by reference to Exhibit 10.39 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.37^#‡	Master Services Agreement — SP-102, dated as of January 27, 2017, by and between Semnur Pharmaceuticals, Inc. and Lifecore Biomedical, LLC (incorporated by reference to Exhibit 10.40 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).

Exhibit	Description
10.38‡	Amendment No. 1 to Master Services Agreement, dated as of April 26, 2018, by and between Semnur Pharmaceuticals, Inc. and Lifecore Biomedical, LLC (incorporated by reference to Exhibit 10.41 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).
10.39‡	Novation Agreement re Master Services Agreement, dated as of June 15, 2022, by and among Scilex Holding Company, Tulex Pharmaceuticals Inc. and Aardvark Therapeutics Inc. (incorporated by reference to Exhibit 10.42 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).
10.40#‡	Master Services Agreement, dated as of November 23, 2020, by and between Aardvark Therapeutics Inc. and Tulex Pharmaceuticals Inc. as assumed by Scilex Holding Company on May 12, 2022, as novated to Scilex Holding Company, pursuant to the Novation Agreement re Master Services Agreement, dated as of June 15, 2022, by and among Scilex Holding Company, Tulex Pharmaceuticals Inc. and Aardvark Therapeutics Inc. (incorporated by reference to Exhibit 10.43 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).
10.41^#‡	License and Commercialization Agreement, dated as of June 14, 2022, by and between Scilex Holding Company and RxOmeg Therapeutics LLC, a/k/a Romeg Therapeutics, LLC (incorporated by reference to Exhibit 10.44 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).
10.42^‡	Indenture, dated as of September 7, 2018, among Scilex Pharmaceuticals Inc., Sorrento Therapeutics, Inc. and U.S. Bank National Association, as trustee and collateral agent (incorporated by reference to Exhibit 10.45 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.43#‡	Omnibus Amendment No. 1 to Indenture and Letter of Credit, dated as of October 1, 2019, among Scilex Pharmaceuticals Inc., Sorrento Therapeutics, Inc. and U.S. Bank National Association, as trustee and collateral agent, and the beneficial owners of the securities and the holders listed on the signature pages thereof (incorporated by reference to Exhibit 10.46 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.44^‡	Omnibus Amendment No. 2 to Indenture and Letter of Credit, dated as of March 30, 2020, among Scilex Pharmaceuticals Inc., Sorrento Therapeutics, Inc. and U.S. Bank National Association, as trustee and collateral agent, and the beneficial owners of the securities and the holders listed on the signature pages thereof (incorporated by reference to Exhibit 10.47 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.45#‡	Consent Under and Amendment No. 3 to Indenture and Letter of Credit, dated as of December 14, 2020, among Scilex Pharmaceuticals Inc., Sorrento Therapeutics, Inc. and U.S. Bank National Association, as trustee and collateral agent, and the beneficial owners of the securities and the holders listed on the signature pages thereof (incorporated by reference to Exhibit 10.48 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.46#‡	Consent Under and Amendment No. 4 to Indenture, dated June 3, 2022, among Sorrento Therapeutics, Inc., Scilex Pharmaceuticals Inc., U.S. Bank Trust Company, National Association, as trustee and collateral agent, and the beneficial owners of the securities and the holders listed on the signature pages thereof (incorporated by reference to Exhibit 10.49 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.47#‡	Collateral Agreement, dated as of September 7, 2018, by and between Scilex Pharmaceuticals Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 10.50 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).

Exhibit	Description
10.48^‡	Irrevocable Standby Letter of Credit, dated as of September 7, 2018, issued by Sorrento Therapeutics, Inc. in favor of Scilex Pharmaceuticals Inc. (incorporated by reference to Exhibit 10.51 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.49‡	Subordinated Promissory Note, dated as of February 14, 2022, issued by Scilex Pharmaceuticals Inc. in favor of Sorrento Therapeutics, Inc. (incorporated by reference to Exhibit 10.52 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.50#‡	Contribution and Loan Agreement, dated as of March 18, 2019, by and among Scilex Holding Company, Sorrento Therapeutics, Inc., the stockholders of Scilex Pharmaceuticals Inc. signatories thereto, and Scilex Pharmaceuticals Inc. (incorporated by reference to Exhibit 10.53 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.51‡	Promissory Note, dated as of March 18, 2019, issued by Scilex Holding Company in favor of Sorrento Therapeutics, Inc. (incorporated by reference to Exhibit 10.54 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.52‡	Intercompany Promissory Note, dated as of October 5, 2018, issued by Scilex Pharmaceuticals Inc. in favor of Sorrento Therapeutics, Inc. (incorporated by reference to Exhibit 10.55 to the amendment to Vickers’s Form S-4 Registration Statement (File No . 333-264941) originally filed with the SEC on July 21, 2022).
10.53#‡	Credit and Security Agreement, dated as of December 14, 2020, by and between Scilex Pharmaceuticals Inc. and CNH Finance Fund I, L.P. (incorporated by reference to Exhibit 10.56 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.54^‡	Assignment Agreement, dated August 6, 2013, between Semnur Pharmaceuticals, Inc. and Shah Investor LP (incorporated by reference to Exhibit 10.57 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on June 27, 2022).
10.55#‡	Promissory Note, dated as of May 12, 2022, issued by Scilex Holding Company in favor of Sorrento Therapeutics, Inc. (incorporated by reference to Exhibit 10.58 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.56^‡	Office Lease, dated as of August 8, 2019, by and between Scilex Pharmaceuticals Inc. and 960 San Antonio LLC (incorporated by reference to Exhibit 10.59 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.57^‡	First Amendment to Office Lease, dated as of September 15, 2019, by and between Scilex Pharmaceuticals Inc. and 960 San Antonio LLC (incorporated by reference to Exhibit 10.60 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.58^‡	Sublease Agreement, dated as of May 18, 2022, by and between Scilex Holding Company and Live Action, Inc. (incorporated by reference to Exhibit 10.61 to the amendment to Vickers’s Form S-4 Registration Statement (File No. 333-264941) originally filed with the SEC on July 21, 2022).
10.59‡	Stockholder Agreement, dated as of September 12, 2022, between Vickers Vantage Corp. I and Sorrento Therapeutics, Inc.
10.60#‡	Contribution and Satisfaction of Indebtedness Agreement, dated as of September 12, 2022, by and among Sorrento Therapeutics, Inc., Scilex Holding Company and Scilex Pharmaceuticals, Inc.

Exhibit	Description
10.61‡	Letter Agreement, dated October 17, 2022, between Scilex Holding Company and Sorrento Therapeutics, Inc.
10.62#‡
Warrant Transfer Agreement, dated October 17, 2022, by and among Sorrento Therapeutics, Inc., Vickers Venture Fund VI Pte Ltd , Vickers Venture Fund VI (Plan) Pte Ltd, and for the limited purposes set forth therein, Vickers Vantage Corp. I and Maxim Group LLC.

10.63#‡	Debt Contribution Agreement, dated October 17, 2022, by and among Vickers Vantage Corp. I, Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd.
10.64‡
Letter Agreement, dated October 17, 2022, by and among Sorrento Therapeutics, Inc., Vickers Venture Fund VI Pte Ltd , Vickers Venture Fund VI (Plan) Pte Ltd, Vickers Vantage Corp. I and Maxim Group LLC.

21.1‡	List of Subsidiaries.
23.1‡	Consent of WithumSmith+Brown, PC, independent registered public accounting firm of Vickers Vantage Corp, I.
23.2‡	Consent of Ernst & Young LLP, independent registered public accounting firm of Scilex.
23.3‡	Consent of Deloitte & Touche LLP, former independent registered public accounting firm of Scilex.
23.4	Consent of Loeb & Loeb LLP (included in Exhibit 5.1 and 8.1).
24.1‡	Power of Attorney (included on signature page to this proxy statement/prospectus).
99.1‡	Consent of Henry Ji to be named as a director nominee.
99.2‡	Consent of Jaisim Shah to be named as a director nominee.
99.3‡	Consent of Tien-Li Lee to be named as a director nominee.
99.4‡	Consent of Laura J. Hamill to be named as a director nominee.
99.5‡	Consent of Dorman Followwill to be named as a director nominee.
99.6‡	Consent of David Lemus to be named as a director nominee.
99.7‡	Consent of Tommy Thompson to be named as a director nominee.
99.8	Form of Preliminary Proxy Card.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107‡	Filing Fee Table.

‡
Previously filed.

*
Indicates management contract or compensatory plan or arrangement.

^
Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) information that the Registrant treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

#
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Item 22.   Undertakings.
The undersigned registrant hereby undertakes:
(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6)
That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(7)
That every prospectus (i) that is filed pursuant to the paragraph immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES
Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 8 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of October, 2022.
Vickers Vantage Corp. I
By:
/s/ Jeffrey Chi

Name:
Jeffrey Chi

Title:
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Jeffrey Chi Jeffrey Chi	Chairman and Chief Executive Officer (Principal Executive Officer)	October 27, 2022
/s/ Chris Ho Chris Ho	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	October 27, 2022
* Pei Wei Woo	Director	October 27, 2022
* Suneel Kaji	Director	October 27, 2022
* Steve Myint	Director	October 27, 2022

*By:
/s/ Jeffrey Chi

       Jeffrey Chi
       Attorney-in-fact